UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


             Date of Report:                                   January 29, 2004
    (Date of earliest event reported)                         (January 26, 2004)


                             Multimedia Games, Inc.
             (Exact name of registrant as specified in its charter)


                                    001-14551
                            (Commission File Number)



                           Texas                           74-2611034
               (State or other jurisdiction              (IRS Employer
                     of incorporation)                Identification No.)

          206 Wild Basin Rd., Bldg. B, Suite 400,             78746
                       Austin, Texas                       (Zip Code)
         (Address of principal executive offices)



                                 (512) 334-7500
              (Registrant's telephone number, including area code)

                             www.multimediagames.com
                             (Registrant's website)

Item 9.           Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD. Any information in this report supercedes inconsistent or outdated information contained in earlier Regulation FD disclosures.

Policy Regarding Director Independence

On January 26, 2004, the board of directors of Multimedia Games, Inc. ("Multimedia") adopted a policy regarding the independence of its non-employee board members. A copy of the policy is attached to this Report as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits.

(c)               Exhibits.

Exhibit No.       Description
----------        -----------

99.1 Policy Regarding Independence of Directors, adopted January 26, 2004 by Multimedia's Board of Directors

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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MULTIMEDIA GAMES, INC.



Dated: January 28, 2004          By:        /s/   Craig S. Nouis
                                          --------------------------------------
                                          Craig S. Nouis
                                          Chief Financial Officer and
                                          Principal Accounting Officer


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